Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 AND WAIVER TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN

POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 3 AND WAIVER TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT, dated as of June 23, 2016 (this “Amendment”), is entered into by and among HORSEHEAD CORPORATION, a company organized under the laws of the State of Delaware (“Horsehead”), THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), HORSEHEAD METAL PRODUCTS, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), ZOCHEM INC., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and HORSEHEAD HOLDING CORP., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead, INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto and CANTOR FITZGERALD SECURITIES, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, the Lenders from time to time party thereto, Cantor Fitzgerald Securities, as Administrative Agent, and the other parties named therein are parties to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, dated as of February 8, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers hereby inform the Administrative Agent and the Lenders that certain Defaults or Events of Default exist under Section 7.01(c) of the Credit Agreement as a result of (i)(x) the order approving the Disclosure Statement not being entered by the Bankruptcy Court on or prior to June 3, 2016 as required under Section 5.18(f) of the Credit Agreement and (y) the order recognizing the order by the Bankruptcy Court approving the Disclosure Statement not being entered by the Canadian Court on or prior to June 6, 2016 as required under Section 5.18(g) of the Credit Agreement, (ii) the Borrowers’ certification that no Default or Event of Default had occurred and was continuing as set forth in the Borrower Request dated as of June 3, 2016 (the “Specified Borrowing Request”) and (iii) the Borrower’s failure to promptly provide notice of the occurrence of the foregoing Defaults or Events of Default (the foregoing Defaults and/or Events of Default, collectively, the “Specified Events of Default”);

WHEREAS, the Borrowers have informed the Administrative Agent that INMETCO expects to receive a partial advance payment of $1,000,000 of insurance proceeds (the “INMETCO Proceeds”) in connection with a Casualty Event, which amount will be used to cover post-petition expenses in connection with such Casualty Event in accordance with the DIP Budget;

WHEREAS, in accordance with Section 9.01 of the Credit Agreement, the Borrowers have requested that the Required Lenders agree to (i) waive the Specified Events of Default, (ii) make certain modifications to the Credit Agreement and (iii) approve the endorsement by the Administrative Agent of checks comprising of the INMETCO Proceeds; and

WHEREAS, the Required Lenders have consented to (i) waive the Specified Events of Default and (ii) amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Limited Waiver. Subject to the terms and conditions set forth herein, the Required Lenders hereby waive the Specified Events of Default.

2. Amendments to Credit Agreement.

2.1 Section 1.01 of the Credit Agreement is hereby amended to add the following defined term in proper alphabetical order:

“Amendment No. 3 Effective Date” means June 23, 2016.

2.2 Article IV of the Credit Agreement is hereby amended by adding the following Section 4.22 immediately following Section 4.21:

Section 4.22 Horsehead Zinc. On or after the Amendment No. 3 Effective Date, Horsehead Zinc is not liable in respect of any Debt or other liabilities in excess of $25,000 in the aggregate, other than the Debt of Horsehead Zinc owing (x) to CCM Community Development IV LLC and Bank of America CDE III, LLC under each of the Horsehead Zinc Loan Agreements or (y) to a Debtor.

2.3 Section 5.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) After the Debt of Horsehead Zinc owing to CCM Community Development IV LLC and Bank of America CDE III, LLC under each of the Horsehead Zinc Loan Agreements, as applicable, is repaid in full, promptly (and no later than three (3) Business Days) following the request of the Administrative Agent or the Required Lenders, Horsehead Zinc shall (i) become a debtor under the Chapter 11 Cases, (ii) execute and deliver to the Administrative Agent a joinder to this Agreement in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders, and such other Security Documents as the Administrative Agent or Required Lenders may reasonably request, and (iii) deliver any certificates, opinions of counsel or other documents as the Administrative Agent or the Required Lenders may reasonably request relating to such Subsidiary.

2.4 Sections 5.18(f), 5.18(g), 5.18(h), 5.18(i) and 5.18(j) of the Credit Agreement are hereby amended and restated in its entirety as follows:

(f) On or prior to July 7, 2016, entry by the Bankruptcy Court of an order approving the Disclosure Statement;

(g) On or prior to July 12, 2016, entry by the Canadian Court of an order recognizing order by the Bankruptcy Court approving the Disclosure Statement;

(h) On or prior to August 31, 2016, entry by the Bankruptcy Court of an order approving the Acceptable Plan;

(i) On or prior to September 2, 2016, entry by the Canadian Court of an order recognizing such order by the Bankruptcy Court approving the Acceptable Plan; and

(j) On or prior to September 19, 2016, the Consummation Date of the Acceptable Plan.

2.5 Article VI of the Credit Agreement is hereby amended by adding the following Section 6.24 immediately following Section 6.23.

Section 6.24 Horsehead Zinc. Notwithstanding anything herein to the contrary, during the period commencing with the Amendment No. 3 Effective Date and ending on the date that Horsehead Zinc becomes a debtor under the Chapter 11 Cases and becomes a Guarantor under this Agreement, the Borrower Parties shall not permit Horsehead Zinc to incur any Debt or any other liabilities in excess of $25,000 in the aggregate, other than (x) the Debt of Horsehead Zinc owing to CCM Community Development IV LLC and Bank of America CDE III, LLC under each of the Horsehead Zinc Loan Agreements or (y) Debt owed to a Debtor.

3. Application of INMETCO Proceeds. The Borrower’s hereby inform the Administrative Agent that the INMETCO Proceeds do not constitute Net Cash Proceeds as such insurance proceeds were included in the Initial DIP Budget. In connection with the foregoing, the Borrowers request the Administrative Agent endorse any checks comprising of the INMETCO Proceeds for further application by the Borrowers in accordance with the Credit Agreement and the DIP Budget.

4. Effectiveness of Amendment. The effectiveness of the agreements contained herein is conditioned upon (the date on which such condition having been satisfied being referred to herein as the “Amendment Effective Date”), the Administrative Agent having received duly executed counterparts hereof which, when taken together, bear the authorized signatures of (i) the Borrowers and (ii) the Required Lenders.

5. Reassertion of Representations and Warranties; No Default. After giving effect to this Amendment, on the Amendment Effective Date, each Borrower hereby (i) confirms that the representations and warranties set forth in Article IV of the Credit Agreement and each other Loan Document are true and correct in all material respects (provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier under Article IV of the Credit Agreement or such other Loan Document), except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects (provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier under Article IV of the Credit Agreement or such other Loan Document) as of such earlier date, and (ii) there will exist no Default or Event of Default under the Loan Documents. The parties hereto agree that this Amendment shall constitute a Loan Document.

6. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty under the Credit Agreement shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Guarantors hereby further acknowledges that the Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of this Amendment or other Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

7. No Amendments; Confirmation; Limited Purpose Amendment and Waiver. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as modified hereby. Nothing herein shall be deemed to entitle the Borrower Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Notwithstanding anything to the contrary herein, the limited waiver set forth herein (i) is a limited waiver, (ii) is limited to the express terms hereof, (iii) is effective only with respect to the specific instance and the specific purpose for which it is given and (iv) shall not be deemed a waiver for any other purpose and of any term, condition, representation or covenant applicable to the Borrower Parties under the Credit Agreement and any other Loan Document except as expressly set forth in this Amendment. NOTWITHSTANDING THE LIMITED WAIVER SET FORTH IN THIS AMENDMENT, THE LENDERS REQUIRE STRICT COMPLIANCE BY THE BORROWER PARTIES AT ALL TIMES WITH ALL TERMS, CONDITIONS AND PROVISIONS OF THE CREDIT AGREEMENT AND ANY OTHER LOAN DOCUMENT. On or after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as amended hereby.

8. Release. Notwithstanding anything herein to the contrary, effective as of the Amendment Effective Date, each Borrower Party covenants and agrees that the Borrower Parties unconditionally release and irrevocably discharge (i) the Lenders, (ii) the Administrative Agent, and (iii) the respective officers, directors, attorneys, financial advisors, employees, managers, members, partners, agents, accountants and other professionals of the parties listed in clauses (i) and (ii), in each case, in their respective capacities as such, (collectively clauses (i) through (iii) being the “Released Parties,” and each a “Released Party”) from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, in all cases with respect to this Amendment, the Credit Agreement or any other Loan Document, based in whole or in part on any act, omission, transaction or occurrence from the beginning of time through the Amendment Effective Date (collectively, the “Released Claims”); provided, however, to the extent that a Released Claim is determined by a court of competent jurisdiction to have actually been caused by (x) the gross negligence or willful misconduct of a Released Party or (y) the material breach of the obligations of a Released Party (other than the Administrative Agent or any sub-agent thereof) under the Loan Documents, such release shall not be available to such Released Party with respect to such Released Claim.

9. No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Administrative Agent or the Lenders with respect to the Obligations.

10. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Lender, and the successors and permitted assigns of each of the parties hereto and each Lender (subject to and in accordance with Section 9.07 of the Credit Agreement).

11. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.

12. Entire Agreement. This Amendment, the other Loan Documents and the agreements, certificates and other documents contemplated thereby constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment, the other Loan Documents and the agreements, certificates and other documents contemplated thereby.

13. Governing Law; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

15. Instruction to Administrative Agent. Each of the Lenders signatory hereto (constituting Required Lenders) directs the Administrative Agent to execute this Amendment and authorizes the Administrative Agent to take action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. In furtherance of the foregoing, the Required Lenders direct the Administrative Agent to carry out the actions contemplated by the Specified Borrowing Request. The Required Lenders signatory hereto further instruct the Administrative

Agent, as loss payee, to endorse any checks relating to the INMETCO proceeds, for further application by the Borrowers in accordance with the Credit Agreement, the DIP Budget and Section 3 of this Amendment. The Borrowers and Lenders agree that the indemnifications provided in Section 9.05 of the Credit Agreement apply to the foregoing instruction and the execution of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the day and year first above written.

HORSEHEAD CORPORATION

By:	/s/ Robert D. Scherich
Name:	Robert D. Scherich
Title:	Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:	/s/ Robert D. Scherich
Name:	Robert D. Scherich
Title:	Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:	/s/ Robert D. Scherich
Name:	Robert D. Scherich
Title:	Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:	/s/ Robert D. Scherich
Name:	Robert D. Scherich
Title:	Chief Financial Officer

ZOCHEM INC.

By:	/s/ Robert D. Scherich
Name:	Robert D. Scherich
Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

CANTOR FITZGERALD SECURITIES,
as Administrative Agent

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Operating Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Hotchkis and Wiley High Yield Fund,
as Lender

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Hotchkis and Wiley High Yield Fund

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Hotchkis and Wiley Capital Income Fund,
as Lender

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Hotchkis and Wiley Capital Income Fund

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

San Diego County Employees Retirement Association, as Lender

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the San Diego County Employees Retirement Association

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Santa Barbara County Employees Retirement System, as Lender

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Santa Barbara County Employees Retirement System

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

National Elevator Industry Pension Fund, as Lender

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the National Elevator Industry Pension Fund

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

University of Dayton, as Lender

By:	/s/ Anna Marie Lopez
Name:	Anna Marie Lopez
Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the University of Dayton

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Greywolf Capital Management LP, on behalf of Greywolf Event Driven Master Fund, as Lender

By:	/s/ Christopher Samios
Name:	Christopher Samios
Title:	General Counsel

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Greywolf Capital Management LP, on behalf of Greywolf Strategic Master Fund SPC Ltd. — MSP 2, as Lender

By:	/s/ Christopher Samios
Name:	Christopher Samios
Title:	General Counsel

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

MAK Capital Fund LP, as Lender

By:	/s/ Michael Kaufman
Name:	Michael Kaufman
Title:	Managing Member

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

MAK-ro Capital Master Fund LP, as Lender

By:	/s/ Michael Kaufman
Name:	Michael Kaufman
Title:	Managing Member

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Pine River Deerwood Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:	/s/ Jeff Stolt
Name:	Jeff Stolt
Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Pine River Fixed Income Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:	/s/ Jeff Stolt
Name:	Jeff Stolt
Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Pine River Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:	/s/ Jeff Stolt
Name:	Jeff Stolt
Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Pine River Convertibles Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.
Its: Investment Manager

By:	/s/ Jeff Stolt
Name:	Jeff Stolt
Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Trishield Special Situations Master Fund Ltd., as Lender

By:	/s/ Robert Harteveldt
Name:	Robert Harteveldt
Title:	CEO

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

WFM Fund (HoldCo-1) Inc., as Lender

By:	/s/ R. Valdez
Name:	R. Valdez
Title:	Authorized Person

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement